UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 26, 2012
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
On January 26, 2012, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01    Other Information

The Company announced that its Board of Directors approved an amendment to the Company's Articles of Organization declassifying the Board, and will propose a stockholder vote to declassify the Board at the Company's 2012 Annual Meeting of Stockholders. The proposal is in response to the support that a shareholder proposal requesting annual elections of directors received at last year's annual meeting. If approved by the requisite vote, beginning at the 2013 Annual Meeting of Stockholders, stockholders will elect directors whose terms are then expiring, or the election of their successors, to one-year terms.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release of the Company dated January 26, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: January 26, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated January 26, 2012

3